Supplement dated February 5, 2013

to the variable annuity prospectus for

MassMutual Evolution

dated May 1, 2012, as supplemented

The ability to apply only a portion of your contract value to an annuity option (commonly referred to as “partial annuitization” or “partially annuitizing”) is available for both non-qualified and qualified contracts. If you elect to apply only a portion of your contract value to an annuity option, MassMutual will allow you to elect any annuity option that you could elect if you annuitized your entire contract value. MassMutual will not limit your choices to those that meet the requirements of Internal Revenue Code (IRC) section 72(a)(2) with respect to non-qualified contracts; however, certain restrictions on your choices may apply to partial annuitizations of qualified contracts.

MassMutual is supplementing the May 1, 2012 prospectus with additional information about your right to partially annuitize your contract and the tax consequences of exercising that right, whether you purchase your contract as an individual (i.e., a non-qualified contract) or under a qualified retirement plan (i.e., a qualified contract). This information should be considered before choosing to apply only a portion of your contract value to an annuity option.

Any reference to or description of the right to apply a portion of your contract value to an annuity option in the variable annuity prospectus for MassMutual Evolution is hereby revised and should be read consistently with this prospectus supplement.

1.	On page 32, in the first paragraph under the heading “THE INCOME PHASE – Overview,” the second sentence of the section is deleted in its entirety, and the first sentence of the section is revised as follows:

If you want to receive regular income from your contract, you may elect to apply all or a portion of your contract value to one of the annuity options described in this section and receive fixed and/or variable annuity payments.

2.	On page 32, the first two sentences of the first paragraph under the heading “THE INCOME PHASE – Applying Part of Your Contract Value to an Annuity Option,” are revised as follows:

You may elect to apply part of the value from your qualified or non-qualified contract to an annuity option instead of your full contract value. We will treat the amount applied as a withdrawal of contract value that may qualify for favorable tax treatment under federal law. See “Taxes – Partial Annuitization.”

3.	On page 32, the third paragraph under the heading “THE INCOME PHASE – Applying Part of Your Contract to an Annuity Option,” is revised as follows:

If you choose to annuitize only a portion of your contract value to an annuity option, there may be adverse tax consequences. For additional information, see “Taxes – Partial Annuitization.” Before you apply a portion of your contract value to an annuity option, you should consult a qualified tax professional and discuss the tax implications associated with such a transaction. MassMutual does not provide tax advice or recommendations.

4.	On page 34, the second paragraph under the heading “THE INCOME PHASE – Limitation on Payment Options,” is revised as follows:

If you elect to apply part of your contract value to an annuity option rather than your full contract value, you should consult a qualified tax professional to discuss the tax consequences of such a transaction. MassMutual does not provide tax advice or recommendations.

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5.	On page 46, under the heading “TAXES – Taxation of Non-Qualified Contracts – Annuity Payments,” delete the second paragraph.

6.	On page 50 the “TAXES” section is revised by adding the following immediately preceding the “Taxation of Death Benefit Proceeds” subsection:

Partial Annuitization.  The ability to apply only a portion of your contract value to an annuity option is commonly referred to as “partial annuitization” or “partially annuitizing.” Federal tax law provides favorable tax treatment of partial annuitization of a non-qualified annuity contract under certain circumstances. There may be tax consequences, possibly significant, to partially annuitizing a qualified contract. You should consult your tax adviser before electing to partially annuitize your contract.

Partial Annuitization of Non-Qualified Contracts.  As part of the Small Business Jobs Act of 2010, Code Section 72 was amended to provide that if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, the portion of the contract that is annuitized will be treated as a separate contract and payments received as a result of the partial annuitization will be treated as “amounts received as an annuity” instead of withdrawals, and given “exclusion ratio” treatment. The exclusion ratio is calculated by allocating the current investment in the contract between the amount applied to the annuity option and the remaining portion of the original contract.

If the annuity option you select does not meet one of the two above-described criteria, MassMutual will report all payments from your contract, whether from the annuitized or the deferred portions of the contract value, to the IRS as a distribution with the “taxable amount not determined” beginning with the date of the partial annuitization. It is your responsibility to document to the IRS how much, if any, of a distribution is allocable to cost basis.

Partial Annuitization of Qualified Contracts.  If you elect to apply only a portion of your qualified annuity contract value to an annuity option, MassMutual will treat the annuitized and non-annuitized portions of your contract as separate contracts for purposes of applying the required minimum distribution (“RMD”) rules of Internal Revenue Code section 401(a)(9) and the regulations thereunder. The IRS has not yet published guidance on the computation of the RMD for payments received as the result of a partial annuitization. If the IRS were to take the position that the annuitized and non-annuitized portions are not separate contracts for RMD purposes, your distributions may not be sufficient to meet your RMD in the year of the partial annuitization and subsequent years. Failure to satisfy the RMD rules in any year could subject you to a penalty equal to 50% of the amount that should have been distributed but was not. If your qualified annuity contract contains after-tax money (i.e. has a cost basis), MassMutual will allocate that cost basis pro-rata between the annuitized and non-annuitized portions. Because the IRS has not published guidance as to what portion of any payment made under the annuity option represents a non-taxable return of cost basis and what portion is taxable, this treatment may understate or overstate income in any given year. If you misstate your income, the IRS may impose tax penalties and interest. You should consult your own tax or legal advisor to consider these risks before electing a partial annuitization of your qualified deferred annuity contract.

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